EXHIBIT 10.1



                    VESSEL PURCHASE AGREEMENT


                    dated as of June 18, 1997


                             between


                    TRICO MARINE ASSETS, INC.


                               and


                        OTTO CANDIES, INC.







                        Sale and Purchase
                                of
                       M/V BLANCHE CANDIES
                         M/V LENA CANDIES
                        M/V ASHLEY CANDIES
                        M/V AGNES CANDIES
                       M/V JUANITA CANDIES
                        M/V HATTY CANDIES
                        M/V KATHY CANDIES
                        M/V JEANNE CANDIES
                        M/V ADELE CANDIES
                        M/V BEULAH CANDIES
                     M/V NICKIE MARIE CANDIES
                               and
                         M/V RITA CANDIES




                    VESSEL PURCHASE AGREEMENT

     This VESSEL PURCHASE AGREEMENT (this "Agreement"), dated as of June 18, 1997, is by and between Trico Marine Assets, Inc., a Delaware corporation (the "Buyer"), and Otto Candies,
Inc., a Louisiana corporation (the "Seller").

                       W I T N E S S E T H:

     WHEREAS, the Seller is the owner of the U.S. flagged supply vessels listed on Schedule "A" hereto and the parts, equipment, machinery, implements, accessories, appurtenances, supplies and inventory related to the Vessels (collectively, the "Vessels");

     WHEREAS, the Seller desires to sell the Vessels to the Buyer upon the terms and conditions set forth herein; and

     WHEREAS, the Buyer desires to acquire the Vessels upon such terms.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Buyer and Seller hereto represent and agree as follows:

                            SECTION 1
                 SALE AND PURCHASE OF THE VESSELS

     1.1 Sale of the Vessels. The Seller does hereby agree to sell to the Buyer, and the Buyer does hereby agree to purchase from the Seller, the Vessels in accordance with the terms hereof. Other than the Vessels, the Buyer shall acquire no other assets or property, including any goodwill, intangibles or contractual rights of the Seller, land based facilities, employees, distribution systems, customers, operating rights or production techniques of the Seller pursuant to this Agreement.

     1.2 Purchase Price. (a) The Buyer shall pay to the Seller $69,000,000 (as it may be adjusted pursuant to this
Section 1, the "Purchase Price") for the Vessels subject to and in the manner provided in Section 2. If, prior to the Closing Date, any Vessel shall become an actual or constructive total loss, the Purchase Price shall be reduced by $5,636,000 for each such Vessel, and such Vessel shall not be sold or transferred to the Buyer at the Closing. The parties agree that the Purchase Price shall be allocated among the Vessels on the Closing Date based on the relative fair market value of the Vessels.

     1.3 "As is, Where is" Sale. The Vessels are to be sold in "As Is" condition, with no warranties whatsoever, except as set forth in Section 3.4 hereof. The bill of sale delivered pursuant to Section 2.1(b)(1) with respect to each Vessel shall contain the following language:

          Buyer has  inspected  each  Vessel  and is fully
          satisfied  with  the condition of each.   It  is
          understood and agreed  that the Vessels are sold
          by the Seller and purchased by the Buyer "AS IS,
          WHERE  IS," with no warranty  whatsoever  (other
          than  as   set  forth  in  Section  3.4  of  the
          Agreement), neither for structure nor condition,
          design,   operation,    seaworthiness,    value,
          marketability,  merchantability,  usefulness  or
          suitability  for any purpose, whether  expressed
          or implied, NOT  EVEN  FOR  THE  RETURN  OF  THE
          PURCHASE  PRICE.  Buyer expressly waives any and
          all warranties  (other  than  as  set  forth  in
          Section  3.4  of the Agreement), including those
          pertaining to merchantability  or  fitness for a
          particular  use,  as  well  as  those warranties
          against hidden and latent defects (i.e., defects
          in  a  Vessel  sold which render it  useless  or
          render its use so inconvenient or imperfect that
          the Buyer would  not  have  purchased  it had it
          known of the vice or defect); more specifically,
          that  warranty  imposed by Louisiana Civil  Code
          Article 2475 with respect to a seller's warranty
          against  latent  or   hidden   defects.    Buyer
          forfeits  the  right to avoid the sale or reduce
          the purchase price  on  account of any hidden or
          latent vice or defect in any of the Vessels sold
          pursuant to Louisiana Civil  Code  Article  2520
          and  2541.   The  listing  of  warranties  to be
          waived is by way of example, and not intended as an exclusive list, as all warranties (other than as set forth in Section 3.4 of the Agreement) are waived.

     1.4 Closing. The consummation of the sale and purchase of the Vessels (other than the M/V Rita Candies) (the "Closing") shall take place in accordance with the terms of this Agreement on a business day to be mutually agreed upon by Buyer and Seller (the "Closing Date") on or before August 15, 1997. Subject to Section 2.2 hereof, on the Closing Date, the Buyer shall deliver the Purchase Price to the Seller, the Seller shall cause the Vessels to be delivered to the Buyer and the Buyer and the Seller each shall provide the other documents, certificates and instruments required to be delivered pursuant to Section 2.1. Each of the parties agree that time is of the essence and that it will use its best efforts to satisfy the conditions to Closing set forth in
Section 2.1 that are within its control and that are capable of being satisfied prior to the Closing Date not later than the second business day in advance of the date the parties establish as the Closing Date.

     1.5  Condition and Access to the Vessels.

          (a) Notwithstanding anything to the contrary herein, the Buyer and the Seller agree that the Vessels shall, on the Closing Date, be in substantially the same condition as on the date hereof, ordinary wear and tear excepted. If any Vessel shall suffer any damage or loss (other than an actual or constructive total loss) and such damage or loss is not repaired prior to the Closing, then Seller agrees to be responsible following the Closing (it being the intent of the Buyer and Seller that the Closing not be delayed as a result of the need to make any such repairs) for such repairs to the Vessel suffering such damage or loss as may be necessary to restore the Vessel to the condition required under this Section 1.5(a). The Seller agrees to cause the Vessels to continue to be insured by hull and machinery and protection and indemnity insurance in the amounts and with the coverages currently in force until the Closing Date. Prior to the Closing, the Seller shall provide Buyer with original cover notes evidencing such insurance covering the Vessels for the three years prior to Closing.

          (b) The Buyer shall, at its option, have a period of fifteen business days from the date hereof to conduct a reasonable due diligence investigation of each of the Vessels and the documentation related thereto, which inspection must be satisfactory to the Buyer. All such investigations shall be conducted at times convenient to Seller and at all times shall be made under the supervision of the Seller.

          (c) The Seller agrees to use its best efforts to complete as soon as reasonably possible the modification, upgrade and lengthening of the M/V Rita Candies in order to have the specifications listed on Schedule "A" hereto with respect to the M/V Rita Candies be accurate in all material respects. The Buyer shall have access to the M/V Rita Candies and the documentation related thereto from the date hereof until its delivery pursuant to Section 2.2. Buyer agrees not to interfere with or in any way delay the modification, upgrade or lengthening of the M/V Rita Candies.

          (d) Buyer agrees that it will hold in complete confidence all information and any documents obtained as a result of the investigations described in Sections 1.5(b) and 1.5(c) hereof, and if this Agreement is terminated prior to the Closing, Buyer agrees that all documents received pursuant to such investigations shall be promptly returned to Seller.

          (e) The Buyer and Seller shall conduct a survey in a mutually agreed manner of the fuel on board each of the Vessels when it is delivered to the Buyer. To the extent that fuel on board a Vessel when it was delivered by the Seller to a charterer is not used by the charterer and remains on board when delivered to Buyer, and the Seller provides the Buyer with the results of the on-charter survey for any such Vessel, the Buyer agrees to reimburse (at Seller's cost) the Seller for the cost of any such fuel. The Seller shall provide Buyer with such other information as the Buyer may reasonably request to verify the cost of fuel on board each Vessel at the time of delivery to a charterer that the Seller seeks reimbursement for under this Section 1.5(e).

     1.6  Governmental Filings.

          (a) The Buyer and Seller will coordinate with the other and will use all reasonable efforts to cause to be filed as promptly as possible with the Department of Justice and the Federal Trade Commission any pre-merger notifications required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and to obtain the early termination or waiver of the HSR Act waiting period and any related restriction on consummating the transactions contemplated by this Agreement.

          (b) The Seller will furnish Buyer on a timely basis such information concerning the Vessels and the operation thereof as reasonably deemed necessary or appropriate by the Buyer for inclusion in any report, application or other statement required by law to be made by Buyer or to be filed by Buyer with any governmental authority in connection with or relating to the transactions contemplated by this Agreement.

                            SECTION 2
                       CONDITIONS PRECEDENT

     2.1 The respective obligations of the Seller to sell the Vessels to the Buyer and the Buyer to pay the Purchase Price for the Vessels are subject to the satisfaction of the following conditions precedent:

          (a) Deliveries by the Buyer. At the Closing, Buyer shall deliver to the Seller $62,000,000 by wire transfer of immediately available funds to an account designated by the Seller.

          (b)  Deliveries  by  Seller.   At  the  Closing,  the
following actions shall have been taken by the Seller with respect to the Vessels (other than the M/V Rita Candies):

               (1) The Seller shall deliver bills of sale fully executed by the Seller in a mutually acceptable form pursuant to which the Seller shall transfer to Buyer all right, title and ownership of the Vessels sold, transferred, conveyed, assigned and delivered free and clear of all Encumbrances (as hereinafter defined); and

               (2) The Seller shall deliver to the Buyer all documentation, certificates and instruments relating to each Vessel as may be in the Seller's possession and such documents, certificates, maintenance records and such other instruments reasonably requested by Buyer concerning the accuracy and validity of or compliance with the representations and warranties as Buyer may reasonably request.

          (c) Protocol of Acceptance and Delivery. The Seller and Buyer shall each execute and deliver to one another a certificate evidencing the Buyer's acceptance and the Seller's delivery of the Vessels (other than the M/V Rita Candies) as of 11:59 p.m. on the Closing Date.

          (d)  HSR Act.   Any  waiting period imposed under the
HSR Act shall have expired or been terminated in accordance with the rules promulgated thereunder.

          (e) Representations and Warranties. All representations and warranties made by Buyer and the Seller shall be true and correct in all material respects on and as of the time of the Closing with the same effect as though made on and as of such date, except to the extent waived in its sole discretion by the recipient of the representation and warranty.

     2.2 Delivery of the M/V Rita Candies. Upon delivery by the Seller to the Buyer of (i) all documents specified in
Section 2.1(b)(1) and (2) with respect to the M/V Rita Candies and (ii) such certificates and documentation received by the Seller upon the completion of the modification, upgrade and lengthening of the M/V Rita Candies in accordance with the specifications listed on Schedule "A" hereto with respect to such Vessel, the Seller will deliver the remaining $7,000,000 of the Purchase Price to the Seller by wire transfer of immediately available funds to an account designated by the Seller and Seller shall cause the M/V Rita Candies to be delivered to the Buyer. The Buyer and Seller shall each execute and deliver to one another a certificate of the Buyer's acceptance and the Seller's delivery as of 11:59 p.m. on the date of the delivery of the M/V Rita Candies in accordance with this Section 2.2. All representations made by the Buyer and the Seller herein shall be true and correct in all material respects on and as of the time of the delivery of the M/V Rita Candies in accordance with this Section with the same effect as though made on and as of such date, except to the extent waived in its sole discretion by the recipient of the representation and warranty and except to the extent such representation or warranty pertains to any Vessel other than the M/V Rita Candies.

                            SECTION 3
             REPRESENTATIONS AND WARRANTIES OF SELLER

     The   Seller   makes  the  following  representations  and
warranties to the Buyer:

     3.1 Organization, Existence and Corporate Power. The Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Louisiana and has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the other documents, certificates and instruments contemplated hereby and thereby. The Seller has not been and is not engaged in the business of selling tangible personal property similar to the Vessels and the Seller has not and does not hold itself out to be engaged in such business.

     3.2 Authorization and Execution. The execution, delivery and performance of this Agreement and the other documents, certificates and instruments contemplated hereby and thereby and the consummation of the transactions contemplated hereby and thereby have been duly authorized and approved by all requisite corporate action on the part of the Seller. This Agreement and, when executed and delivered, each other document, certificate and instrument required to be executed, has been duly executed and delivered by the Seller constitutes or will constitute the legal, valid and binding obligations of the Seller enforceable against it in accordance with the respective terms hereof and thereof.

     3.3 Conflict. Neither the execution, delivery or performance by the Seller of this Agreement nor the consummation of the transactions contemplated hereby will violate or contravene the Seller's articles or certificate of incorporation or any judgment, decree, order or award of any court or other governmental agency or any law, rule or regulation applicable to the Seller or any of its properties or assets or conflict with, result in a breach of or constitute a default under, any agreement, instrument or contractual obligation to which the Seller is a party or by which it or its properties are bound.

     3.4 Title; No Encumbrance. The Seller has good, valid and marketable title to the Vessels, and all of the Vessels on the Closing Date shall be, free and clear of all mortgages, security interests, debts, claims, liens, libels and encumbrances of any kind whatsoever ("Encumbrances"). The Seller will warrant and defend the Buyer's title in and to the Vessels against the claims and demands of all persons whomsoever. All of the Vessels are U.S. flagged vessels and are qualified to engage in the coastwide trade and none has been disqualified from their intended service by the U.S. Maritime Administration. At all times the Seller has been "a citizen of the United States" within the meaning of Section 2 of the Shipping Act of 1916, as amended. The Vessels are duly documented in the name of the Seller with the U.S. Coast Guard and each of the Vessels has and as of the Closing Date, will have current certificates of inspection (except for the M/V Nicki Marie Candies, the M/V Beulah Candies and the M/V Adele Candies) and documentation in effect with the U.S. Coast Guard and an American Bureau of Shipping loadline certificate, in each case free of reportable exceptions or notations of record and each of the Vessels is currently operating within the U.S. Gulf of Mexico except for (i) the M/V Adele Candies and the M/V Beulah Candies, which are operating between points in the Gulf of Mexico and the Caribbean, and (ii) the M/V Rita Candies, which is being modified, upgraded and lengthened and is not currently in operation, but which will have a current certificate of inspection and such other documentation in effect with the U.S. Coast Guard and the American Bureau of Shipping as specified in this Section 3.4 when delivered to the Buyer pursuant to Section 2.2.

     3.5 Litigation. There are no legal actions, suits, arbitrations, government investigations or other legal or administrative proceedings, nor any order, decree or judgement pending, or in effect, or threatened against or relating to the Vessels or the Seller in connection with or relating to the transactions contemplated by this Agreement.

     3.6 Taxes. The Seller has duly and timely prepared and filed with the appropriate governmental authorities all returns, reports, information returns or other documents filed or required to be filed with such governmental authorities and has paid any taxes or other amounts due in respect thereof that if unpaid could result in a claim by any governmental authority against any of the Vessels or the Buyer.

                            SECTION 4
           REPRESENTATIONS AND WARRANTIES OF THE BUYER

     The Buyer represents and warrants to the Seller as follows:

     4.1 Organization, Existence and Corporate Power. The Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power to execute, deliver and perform its obligations under this Agreement.

     4.2 Authorization and Execution. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and approved by all requisite corporate action of the Buyer. This Agreement constitutes the legal, valid and binding obligation of the Buyer enforceable against it in accordance with its terms.

     4.3 Conflict. Neither the execution, delivery or performance by the Buyer of this Agreement nor the consummation of the transactions contemplated hereby will violate the
Buyer's certificate of incorporation or by-laws or any judgment, decree, order or award of any court or other governmental agency or any law, rule or regulation applicable to the Buyer or its property or assets or conflict with, result in a breach of or constitute a default under, any contractual obligation of the Buyer.

     4.4 Citizenship. The Buyer is a "citizen of the United States" as such term is defined in Section 2 of the Shipping Act of 1916, as amended, qualified to engage in the trade in which each Vessel or the M/V Rita Candies is, or is contemplated to be, employed.

     4.5 Litigation. There are no legal actions, suits, arbitrations, government investigations or other legal or administrative proceedings, nor any order, decree or judgment pending, or in effect, or threatened against or relating to the Buyer in connection with or relating to the transactions contemplated by this Agreement.

                            SECTION 5
                           TERMINATION

     5.1 Termination. (a) This Agreement may, by written notice given at or prior to the Closing, be terminated: (i) by mutual consent of the Seller and the Buyer; (ii) by the Seller or the Buyer if there has been a material breach by the other of any representation, warranty or covenant contained in this Agreement that shall not have been cured or waived by the other party prior to the earlier of ten days following notice of such breach and the Closing Date; (iii) by the Buyer in accordance with Section 1.5(b) following the completion of its due diligence investigation specified therein; or (iv) by the Seller or the Buyer if the conditions to Closing required by
Section 2.1 shall not have been met or waived by August 31, 1997, or the Closing has not occurred by such date; provided, however, that the party whose breach of its representations and warranties in this Agreement or whose failure to perform any of its covenants and agreements under this Agreement has resulted in the failure of the Closing to occur on or before such date shall not be entitled to terminate this Agreement pursuant to clause (iv) of this Section 5.1(a).

          (b) The obligation of the Buyer to pay that portion of the Purchase Price allocated to the M/V Rita Candies in accordance with Section 2.2 and the Seller's obligation to deliver and sell the M/V Rita Candies to the Buyer may be terminated: (i) by the mutual consent of the Seller and the Buyer; (ii) by the Seller or the Buyer if there has been a material breach by the other of any representation, warranty or covenant contained in this Agreement that shall not have been cured or waived by the other party prior to the earlier of ten days following notice of delivery of the M/V Rita Candies in accordance with Section 2.2; (iii) by the Buyer if the documents required to be delivered by the Seller by Section 2.2 shall not have delivered or the delivery thereof waived by the Buyer by September 1, 1997, or the M/V Rita Candies has not been delivered to the Seller in accordance with Section 2.2 by such date; provided, however, that the party whose breach of its representations and warranties in this Agreement or whose failure to perform any of its covenants and agreements under this Agreement has resulted in the failure of the delivery and sale of the M/V Rita Candies on or before September 1, 1997 shall not be entitled to terminate this Agreement pursuant to clause (iii) of this Section 5.1(b).

     5.2 Effect of Termination; Survival. Upon termination of this Agreement pursuant to Section 5.1(a), this Agreement shall be void and of no effect and there shall be no liability by reason of this Agreement or the termination thereof on the part of any party except for any liability arising out of a breach of any covenant in this Agreement prior to the date of termination or any covenant that survives pursuant to this
Section 5.2. The following provisions shall survive any termination of this Agreement: Sections 1.5(d), 5.2 and Section 6.

                            SECTION 6
                          MISCELLANEOUS

     6.1 Indemnification of Buyer by Seller. (a) The Seller hereby agrees to pay and assume liability for, and does hereby agree to indemnify, protect, save and keep harmless the Buyer, from and against any and all liabilities, obligations, losses, damages, penalties, claims (including claims by any employee of such Seller or any of its servants, crew or agents), actions, suits and related costs, expenses and disbursements, including reasonable legal fees and expenses, of whatsoever kind and nature, imposed on, asserted against or incurred by Buyer (collectively, "Losses"), in any way relating to or arising out of or alleged to be attributable to, related to or arising out of (i) any inaccuracy in any representation or warranty of the Seller in this Agreement or any breach or nonfulfillment of any covenant, agreement or other obligation of the Seller, (ii) Encumbrances arising as a matter of law from events occurring prior to the Closing Date or, in the case of and with respect to the M/V Rita Candies, prior to its delivery pursuant to
Section 2.2, or (iii) subject to the general principles set forth in Section 1.3, any Losses sustained by Buyer arising out of or related to Seller's ownership or operation of the Vessels prior to the Closing Date or, in the case of the M/V Rita Candies, prior to its delivery pursuant to Section 2.2.

          (b) The representations and warranties of the Seller to the Buyer and the obligation of the Seller to indemnify the Buyer pursuant to Section 6.1(a) shall survive the Closing until July 31, 2000, except in the case of a breach of, or claim for indemnification based on the breach of, a representation or warranty contained in Section 3.4 hereof; provided that the termination of the Seller's obligation to indemnify the Buyer contained in this Section 6.1(b) shall not apply to indemnification for Losses which has been the subject of a written notice to the Seller prior to July 31, 2000, which notice will preserve such claim until it is liquidated or otherwise finally resolved pursuant to the procedures set forth in Section 6.3 hereof.

     6.2 Indemnification of Seller by Buyer. (a) Buyer hereby agrees to pay and assume liability for, and does hereby agree to indemnify, protect, save and keep harmless the Seller, from and against any and all Losses imposed on, asserted against or incurred by the Seller, in any way relating to or arising out of or alleged to be attributable to, related to or arising out of (i) any inaccuracy in any representation or warranty of the Buyer in this Agreement or any breach or nonfulfillment of any covenant agreement or other obligation of the Buyer, (ii) any Losses sustained by Seller arising out of or related to the Buyer's ownership or operation of the Vessels after the Closing Date, or in the case of the M/V Rita Candies, after its delivery pursuant to Section 2.2 or (iii) any and all liability for bodily injury or property damage resulting from the actions or in actions of the Buyer, its employees, agents or representatives (collectively, its "Agents") during any due diligence investigation conducted by the Buyer or any of its Agents pursuant to Section 1.5(b) or 1.5(c) hereof.

          (b) The representations and warranties of the Buyer to the Seller and the obligation of the Buyer to indemnify the Seller pursuant to Section 6.2(a) shall survive the Closing until July 31, 2000; provided that the termination of the Buyer's obligation to indemnify the Seller contained in this
Section 6.2(b) shall not apply to indemnification for Losses which has been the subject of a written notice to the Buyer prior to July 31, 2000, which notice will preserve such claim until it is liquidated or otherwise finally resolved pursuant to the procedures set forth in Section 6.3 hereof.

     6.3 Notice and Defense of Third Party Claims. If any third party demand, claim, action or proceeding shall be brought or asserted under this Section 6 against an indemnified party or any successor thereto (the "Indemnified Person") in respect of which indemnity may be sought under this Section 6 from an indemnifying person or any successor thereto (the "Indemnifying Person"), the Indemnified Person shall give prompt written notice thereof to the Indemnifying Person who shall have the right to assume its defense, including the hiring of counsel reasonably satisfactory to the Indemnified Person and the payment of all expenses; except that any delay or failure to so notify the Indemnifying Person shall relieve the Indemnifying Person of its obligations under this Section 6 only to the extent, if at all, that it is prejudiced by reason of such delay or failure. The Indemnified Person shall have the right to employ separate counsel in any of the foregoing actions, claims or proceedings and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Person unless both the Indemnified Person and the Indemnifying Person are named as parties and the Indemnified Person shall in good faith determine that representation by the same counsel is inappropriate. In the event that the Indemnifying Person, within ten days after notice of any such action or claim, does not assume the defense thereof, the Indemnified Personal shall have the right to undertake the defense, compromise or settlement of such action, claim or proceeding for the account of the Indemnifying Person, subject to the right of the Indemnifying Person to assume the defense of such action, claim or proceeding with counsel reasonably satisfactory to the
Indemnified Person at any time prior to the settlement, compromise or final determination thereof. Anything in this
Section 6 to the contrary notwithstanding, the Indemnifying Person shall not, without the Indemnified Person's prior consent, settle or compromise any action or claim or consent to the entry of any judgment with respect to any action, claim or proceeding for anything other than money damages paid by the Indemnifying Person. The Indemnifying Person may, without the Indemnified Person's prior consent, settle or compromise any such action, claim or proceeding or consent to entry of any judgment with respect to any such action or claim that requires solely the payment of money damages by the Indemnifying Person and that includes as an unconditional term thereof the release by the claimant or the plaintiff of the Indemnified Person from all liability in respect of such action, claim or proceeding. The Indemnifying Party shall promptly reimburse the Indemnified Party for the amount of any judgment rendered with respect to any third party demand, claim, action or proceeding and for all damages incurred by the Indemnified Party in connection with the defense of such demand, claim, action or proceedings.

     6.4 Expenses. The Buyer and the Seller shall each pay their own out-of-pocket fees and expenses, including, without limitation, all legal, accounting, advisory or other fees and expenses, arising in connection with any transactions contemplated by this Agreement.

     6.5 Negotiations. During the period from the date of this Agreement until the earlier of the Closing or the termination of this Agreement, Seller shall cease any existing negotiations and shall cause their respective officers, employees, representatives and agents, not to take any action (or permit any other person acting for or on their behalf), directly or indirectly, to solicit or initiate or encourage inquiries or proposals from, or participate in discussions or negotiations with, or provide any information to, any corporation, partnership, person or other entity or group (other than the Buyer) concerning the sale of any Vessel.

     6.6 Entire Agreement; Amendments and Waivers. This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and hereby supersedes any other prior agreement of the parties with respect to the matters set forth herein whether written or oral. No modification, waiver or amendment of this Agreement shall be effective unless such modification, waiver or amendment shall be in writing and executed by the parties hereto.

     6.7 Notices. Except as may otherwise be expressly provided herein, any notice herein required or permitted to be given shall be in writing or by telex or facsimile transmission with subsequent written confirmation, and may be personally served, sent by United States mail or by overnight delivery service providing for evidence of receipt and shall be deemed to have been given upon receipt by the party notified. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this
Section 6.7) shall be as set forth opposite each party's name on the signature page hereof.

     6.8 Severability; Counterparts. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of such counterparts shall together constitute one and the same instrument.

     6.9 Governing Law. This agreement shall be construed in accordance with U.S. maritime law and the substantive laws of the State of Louisiana.

     6.10 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that neither Buyer nor the Seller shall be permitted to assign its rights under this Agreement without the prior written consent of the other party.

     6.11 Publicity. Neither the Buyer, the Seller nor any of their respective affiliates shall issue any press release or otherwise make any public announcement or disclosure regarding this Agreement or the transactions contemplated hereby. However, the Buyer shall be entitled to make such disclosures to the extent required by any applicable law or regulation; provided that the Buyer shall first consult in good faith with the Seller regarding the necessity and scope of such disclosure.

     IN  WITNESS  WHEREOF,  the   parties  have  executed  this
Agreement as of the date first above written.

The Buyer's address is:           BUYER:

610 Palm Avenue                   TRICO MARINE ASSETS, INC.
Houma, Louisiana  70364
Telephone:  504-693-7661
Facsimile:  504-693-7662          By: /s/ Thomas E. Fairley
                                     ------------------------
                                      Thomas E. Fairley
                                          President

The Seller's address is:          SELLER:

P. O. Box 25                      OTTO CANDIES, INC.
Des Allemands, Louisiana 70030
Telephone:   504-469-7700
Facsimile:   504-469-7740         By: /s/ Paul Candies
                                     ------------------------
                                          Paul Candies
                                           President




                                                       SCHEDULE A


  Name of Vessel          Official Number
M/V Blanche Candies           615324
M/V Lena Candies              597276
M/V Ashley Candies            667650
M/V Agnes Candies             659398
M/V Juanita Candies           693268
M/V Hatty Candies             607942
M/V Kathy Candies             600827
M/V Jeanne Candies            603111
M/V Adele Candies             559292
M/V Beulah Candies            542117
M/V Nicki Marie Candies       517536
M/V Rita Candies              569491

Set forth below are the specifications of each of the vessels and the various material pieces of machinery or equipment comprising the vessels. The particulars contained herein are to the best of the Seller's knowledge correct, but are not guaranteed.

                M/V BLANCHE CANDIES SPECIFICATIONS

REGISTRATION:  Official No.:   615324
               Port:   Houma, LA
               Year Built:   1979
               Builder:  Halter Marine
               Year Redesigned:   1995
               Shipyard:   Service Marine
               Net Tonnage:   188
               Gross Tonnage:   276

DIMENSIONS:    Length:   205
(in feet)      Beam:   44
               Depth:   15
               Light Draft:   10.5
               Maximum Draft:   13
               Clear Deck Space
                  Length:   143
                  Width:   36

POWERED BY:    Main Engines
                  No.:   2
                  Mfg.:   EMD
               Model:   12-645-E2
               I.H.P.:   4200
               B.H.P.:   3600
               S.H.P.:   3000
               Speed:   12 Kts.
               Bow Thruster:   Bird-Johnson
               Model:   10-200 HP

CAPACITIES:    Fuel (gals.):   100,000
               Pump Rate:   18,000 gal./hr @ 130' hd.
               Ballast Water (gals.):   212,143
               Pump Rate:
               Potable Water (gals.):   1,200
               Lube Oil:   3,056
               Calcium (Bromide-Chloride):   60,928 U.S. Gals.
               Drill Mud and Cement Tanks
                  No.:   3
                  Capacity:   2,000 cu. ft. per tank
               Liquid Mud:   1,485 barrels
               Cargo Capacity (tons):   1,000

QUARTERS:      Certified to Carry:   23
               State Rooms:   4
               Berths:   7

                 M/V LENA CANDIES SPECIFICATIONS

REGISTRATION:  Official No.:   597276
               Port:   Houma, LA
               Year Built:   1979
               Builder:   Burton Shipyard
               Year Redesigned:   1994
               Shipyard:   Elmwood Drydock
               Net Tonnage:   194
               Gross Tonnage:   286

DIMENSIONS:    Length:   205
(in feet)      Beam:   44
               Depth:   15
               Light Draft:   10.5
               Maximum Draft:   13
               Clear Deck Space
                  Length:   143
                  Width:   36

POWERED BY:    Main Engines
                  No.:   2
                  Mfg.:   EMD
               Model:   12-645-E2
               I.H.P.:   4200
               B.H.P.:   3600
               S.H.P.:   3000
               Speed:   12 Kts.
               Bow Thruster:   Bird-Johnson
               Model:   10-300 HP

CAPACITIES:    Fuel (gals.):   100,000
               Pump Rate:   18,000 gal./hr. @ 130' hd.
               Ballast Water (gals.):   213,143
               Pump Rate:
               Potable Water (gals.):   1,200
               Lube Oil:   3,056
               Calcium (Bromide-Chloride):   60,928 U.S. Gals.
               Drill Mud and Cement Tanks
                  No.:   3
                  Capacity:   2,000 cu. ft. per tank
               Liquid Mud:   1,485 barrels
               Cargo Capacity (tons):   1,000

QUARTERS:      Certified to Carry:   17
               State Rooms:   4
               Berths:   7

                M/V ASHLEY CANDIES SPECIFICATIONS

REGISTRATION:  Official No.:   667650
               Port:   Houma, LA
               Year Built:   1983
               Builder:   Halter Marine, Inc.
               Year Redesigned:   N/A
               Shipyard:   N/A
               Net Tonnage:   202.00
               Gross Tonnage:   297.80

DIMENSIONS:    Length:   190
(in feet)      Beam:   44
               Depth:   15
               Light Draft:   10.5
               Maximum Draft:   13
               Clear Deck Space
                  Length:   75
                  Width:   36

POWERED BY:    Main Engines
                  No.:   2
                  Mfg.:   EMD
               Model:   16-645-E2
               I.H.P.:   5000
               B.H.P.:   4300
               S.H.P.:   3900
               Speed:   12 Kts.
               Bow Thruster:   Bird-Johnson
               Model:   10-300 HP

CAPACITIES:    Fuel (gals.):   115,500
               Pump Rate:   18,000 gal./hr. @ 130' hd.
               Ballast Water (gals.):   213,000
               Pump Rate:   34,200 gal./hr @ 130' hd.
               Potable Water (gals.):   1,200
               Lube Oil:   3,056
               Calcium (Bromide-Chloride):   60,000 U.S. Gals.
               Drill Mud and Cement Tanks
                  No.:   2
                  Capacity:   2,150 cu. ft. ea.
               Liquid Mud:   1,250 barrels
               Cargo Capacity (tons):   1,000

QUARTERS:      Certified to Carry:   30 persons
               State Rooms:   5
               Berths:   14

                 M/V AGNES CANDIES SPECIFICATIONS

REGISTRATION:  Official No.:   659398
               Port:   Houma, LA
               Year Built:   1983
               Builder:   Halter Marine, Inc.
               Year Redesigned:   N/A
               Shipyard:   N/A
               Net Tonnage:   202.00
               Gross Tonnage:   297.80

DIMENSIONS:    Length:   190
(in feet)      Beam:   44
               Depth:   15
               Light Draft:   10.5
               Maximum Draft: 13
               Clear Deck Space
                  Length:   120
                  Width:   13

POWERED BY:    Main Engines
                  No.:   2
                  Mfg.:   EMD
               Model:   12-645-E2
               I.H.P.:   4200
               B.H.P.:   3600
               S.H.P.:   3000
               Speed:   12 Kts.
               Bow Thruster: Bird-Johnson
               Model:   10-300 HP

CAPACITIES:    Fuel (gals.):   115,500
               Pump Rate:   18,000 gal./hr. @ 130' hd.
               Ballast Water (gals.):   213,000
               Pump Rate:   34,200 gal./hr. @ 130' hd.
               Potable Water (gals.):   1,200
               Lube Oil:   3,056
               Calcium (Bromide-Chloride):   60,000 U.S. Gals.
               Drill Mud and Cement Tanks
                  No.:   2
                  Capacity:   2,150 cu. ft. ea.
               Liquid Mud:   1,250 barrels
               Cargo Capacity (tons):   1,000

QUARTERS:      Certified to Carry:   18 Persons
               State Rooms:   5
               Berths:   14

                M/V JUANITA CANDIES SPECIFICATIONS

REGISTRATION:  Official No.:   693268
               Port:   Houma, LA
               Year Built:   1983
               Builder:   Halter Marine, Inc.
               Year Redesigned:   N/A
               Shipyard:   N/A
               Net Tonnage:   202.00
               Gross Tonnage:   297.80

DIMENSIONS:    Length:   190
(in feet)      Beam:   44
               Depth:   15
               Light Draft:   10.5
               Maximum Draft:   13
               Clear Deck Space
                  Length:   120
                  Width:   36

POWERED BY:    Main Engines
                  No.:   2
                  Mfg.:   EMD
               Model:   16-645-E2
               I.H.P.:   5000
               B.H.P.:   4300
               S.H.P.:   3900
               Speed:   12 Kts.
               Bow Thruster:   Bird-Johnson
               Model:   10-300 HP

CAPACITIES:    Fuel (gals.):   115,500
               Pump Rate:   18,000 gal./hr. @ 130' hd.
               Ballast Water (gals.):   213,000
               Pump Rate:   34,200 gal/hr. @ 130' hd.
               Potable Water (gals.):   1,200
               Lube Oil:   3,056
               Calcium (Bromide-Chloride):   60,000 U.S. Gals.
               Drill Mud and Cement Tanks
                  No.:   2
                  Capacity:   2,150 cu. ft. ea.
               Liquid Mud:   1,250 barrels
               Cargo Capacity (tons):   1,000

QUARTERS:      Certified to Carry:   18 Persons
               State Rooms:   5
               Berths:   14

                 M/V HATTY CANDIES SPECIFICATIONS

REGISTRATION:  Official No.:   607942
               Port:   Houma, LA
               Year Built:   1979
               Builder:   Halter Marine, Inc.
               Year Redesigned:   N/A
               Shipyard:   N/A
               Net Tonnage:   135
               Gross Tonnage:   198.81

DIMENSIONS:    Length:   180
(in feet)      Beam:   44
               Depth:   15
               Light Draft:   10.5
               Maximum Draft:   13
               Clear Deck Space
                  Length:   118
                  Width:   36

POWERED BY:    Main Engines
                  No.:   2
                  Mfg.:   EMD
               Model:   12-645-E2
               I.H.P.:   4200
               B.H.P.:   3600
               S.H.P.:   3000
               Speed:   12 Kts.
               Bow Thruster:   Bird-Johnson
               Model:   10-300 HP

CAPACITIES:    Fuel (gals.):   100,000
               Pump Rate:   18,000 gal./hr. @ 130' hd.
               Ballast Water (gals.):   213,143
               Pump Rate:   34,200 gal./hr. @ 130' hd.
               Potable Water (gals.):   1,200
               Lube Oil:   3,056
               Calcium (Bromide-Chloride):   60,928 U.S. Gals.
               Drill Mud and Cement Tanks
                  No.:   3
                  Capacity:   2,000 cu. ft. ea.
               Liquid Mud:   None
               Cargo Capacity (tons):   820

QUARTERS:      Certified to Carry:   19 Persons
               State Rooms:   4
               Berths:   7

                 M/V KATHY CANDIES SPECIFICATIONS

REGISTRATION:  Official No.:   600827
               Port:   Houma, LA
               Year Built:   1978
               Builder:   Halter Marine, Inc.
               Year Redesigned:   N/A
               Shipyard:   N/A
               Net Tonnage:   196
               Gross Tonnage:   289

DIMENSIONS:    Length:   180
(in feet)      Beam:   44
               Depth:   15
               Light Draft:   10.5
               Maximum Draft:   13
               Clear Deck Space
                  Length:   118
                  Width:   36

POWERED BY:    Main Engines
                  No.:   2
                  Mfg.:   EMD
               Model:   12-645-E2
               I.H.P.:   4200
               B.H.P.:   3600
               S.H.P.:   3000
               Speed:   12 Kts.
               Bow Thruster:   Bird-Johnson
               Model:   10-300 HP

CAPACITIES:    Fuel (gals.):   83,000
               Pump Rate:   18,000 gal./hr. @ 130' hd.
               Ballast Water (gals.):   190,000
               Pump Rate:   34,200 gal./hr. @ 130' hd.
               Potable Water (gals.):   1,200
               Lube Oil:   3,056
               Calcium (Bromide-Chloride):   60,928 U.S. Gals.
               Drill Mud and Cement Tanks
                  No.:   2
                  Capacity:   2,150 cu. ft. ea.
               Liquid Mud:   1,250 barrels
               Cargo Capacity (tons):   820

QUARTERS:      Certified to Carry:   16 Persons
               State Rooms:   4
               Berths:   7

                M/V JEANNE CANDIES SPECIFICATIONS

REGISTRATION:  Official No.:   603111
               Port:   Houma, LA
               Year Built:   1979
               Builder:   Burton Shipyard
               Year Redesigned:   N/A
               Shipyard:   N/A
               Net Tonnage:   140
               Gross Tonnage:   207

DIMENSIONS:    Length:   180
(in feet)      Beam:   44
               Depth:   15
               Light Draft:   10.5
               Maximum Draft:   13
               Clear Deck Space
                  Length:   118
                  Width:   36

POWERED BY:    Main Engines
                  No.:   2
                  Mfg.:   EMD
               Model:   12-645-E2
               I.H.P.:   4200
               B.H.P.:   3600
               S.H.P.:   3000
               Speed:   12 Kts.
               Bow Thruster:   Bird-Johnson
               Model:   10-300 HP

CAPACITIES:    Fuel (gals.):   83,000
               Pump Rate:   18,000 gal./hr. @ 130' hd.
               Ballast Water (gals.):   190,000
               Pump Rate:   34,200 gal./hr. @ 130 hd.
               Potable Water (gals.):   1,200
               Lube Oil:   3,056
               Calcium (Bromide-Chloride):   60,928 U.S. Gals.
               Drill Mud and Cement Tanks
                  No.:   2
                  Capacity:   2,150 cu. ft. ea.
               Liquid Mud:   1,250 barrels
               Cargo Capacity (tons):   820

QUARTERS:      Certified to Carry:   13 Persons
               State Rooms:   4
               Berths:   7

                 M/V ADELE CANDIES SPECIFICATIONS

REGISTRATION:  Official No.:   559292
               Port:   Houma, Louisiana
               Year Built:   1974
               Builder:   Equitable Equipment Co.
               Year Redesigned:   N/A
               Shipyard:   N/A
               Net Tonnage:   133
               Gross Tonnage:   196

DIMENSIONS:    Length:   180
(in feet)      Beam:   38
               Depth:   12
               Light Draft:   10
               Maximum Draft:   12
               Clear Deck Space
                  Length:   110
                  Width:   32

POWERED BY:    Main Engines
                  No.:   2
                  Mfg.:   EMD
               Model:   12-645-E2
               I.H.P.:   4200
               B.H.P.:   3600
               S.H.P.:   3000
               Speed:   12 Kts.
               Bow Thruster:   Bird-Johnson
               Model:   10-300 HP

CAPACITIES:    Fuel (gals.):   82,000
               Pump Rate:   18,000 gal./hr. @ 130' hd.
               Ballast Water (gals.):   223,000
               Pump Rate:   34,200 gal./hr. @ 130' hd.
               Potable Water (gals.):   1,200
               Lube Oil:   2,000
               Calcium (Bromide-Chloride):   47,000 U.S.  Gals.
               (not certified)
               Drill Mud and Cement Tanks
                  No.:   2
                  Capacity:   1,800 cu. ft. ea.
               Liquid Mud:
               Cargo Capacity (tons):   470

QUARTERS:      Certified to Carry:   18 Persons (not certified)
               State Rooms:   5
               Berths:   17

                M/V BEULAH CANDIES SPECIFICATIONS

REGISTRATION:  Official No.:   542117
               Port:   Houma, Louisiana
               Year Built:   1972
               Builder:   Burton Shipyards
               Year Redesigned:   N/A
               Shipyard:   N/A
               Net Tonnage:   134
               Gross Tonnage:   197.96

DIMENSIONS:    Length:   180
(in feet)      Beam:   38
               Depth:   15
               Light Draft:   10
               Maximum Draft:   13
               Clear Deck Space
                  Length:   110
                  Width:   32

POWERED BY:    Main Engines
                  No.:   2
                  Mfg.:   EMD
               Model:   12-645-E2
               I.H.P.:   4200
               B.H.P.:   3600
               S.H.P.:   3000
               Speed:   14 Kts.
               Bow Thruster:
               Model:

CAPACITIES:    Fuel (gals.):   69,760
               Pump Rate:   18,000 gal./hr. @ 130' hd.
               Ballast Water (gals.):   235,600
               Pump Rate:   34,200 gal./hr. @ 130' hd.
               Potable Water (gals.):   1,200
               Lube Oil:   2,000
               Calcium (Bromide-Chloride):
               Drill Mud and Cement Tanks
                  No.:
                  Capacity:
               Liquid Mud:
               Cargo Capacity (tons):   470

QUARTERS:      Certified to Carry:   28 Persons (not certified)
               State Rooms:   9
               Berths:   24

              M/V NICKI MARIE CANDIES SPECIFICATIONS

REGISTRATION:  Official No.:   517536
               Port:   Houma, Louisiana
               Year Built:   1968
               Builder:   American Marine
               Year Redesigned:   1981
               Shipyard:   American Shipyard
               Net Tonnage:   132.00
               Gross Tonnage:   195.00

DIMENSIONS:    Length:   166
(in feet)      Beam:   38
               Depth:   14
               Light Draft:   8.5
               Maximum Draft:   12
               Clear Deck Space
                  Length:   110
                  Width:   30

POWERED BY:    Main Engines
                  No.:   2
                  Mfg.:   Detroit Diesel
               Model:   16V-92
               I.H.P.:   1800
               B.H.P.:   1500
               S.H.P.:   1200
               Speed:   12 Kts.
               Bow Thruster:
               Model:

CAPACITIES:    Fuel (gals.):   52,000
               Pump Rate:   450 GPM
               Ballast Water (gals.):   168,400
               Pump Rate:   450 GPM
               Potable Water (gals.):   7,300
               Lube Oil:   2,000
               Calcium (Bromide-Chloride):
               Drill Mud and Cement Tanks
                  No.:
                  Capacity:
               Liquid Mud:
               Cargo Capacity (tons):   575 l.t.

QUARTERS:      Certified to Carry:   23 Persons (not certified)
               State Rooms:   6
               Berths:   23

                 M/V RITA CANDIES SPECIFICATIONS
(See attached drawing which is incorporated herein as a part of this Schedule A)

REGISTRATION:  Official No.:   569491
               Port:   Houma, Louisiana
               Year Built:   1975
               Builder:   Nashville Bridge Co.
               Year Redesigned:   1997
               Shipyard:   Hudson Drydock
               Net Tonnage:
               Gross Tonnage:

DIMENSIONS:    Length:   225
(in feet)      Beam:   40
               Depth:   18
               Light Draft:   11 ft.
               Maximum Draft:   15.5 ft.
               Clear Deck Space
                  Length:   140
                  Width:   32

POWERED BY:    Main Engines:
                  No.:   2
                  Mfg.:   EMD
               Model:   16-645-E5
               I.H.P.:   7500
               B.H.P.:   6300
               S.H.P.:   5750
               Speed:   14 kt.
               Bow Thruster:   kamome
               Model:   550 hp.

CAPACITIES:    Fuel (gals.):   176,772 gals.
               Pump Rate:   18,680 gals./hr. @ 130' hd.
               Ballast Water (gals.):   117,250
               Pump Rate:   34,000 gph @ 130'hd
               Potable Water (gals.):   1200
               Lube Oil:   6,200
               Drill Mud and Cement Tanks
                  No.:   4
                  Capacity:   1,500 cu. ft. ea.
               Liquid Mud:   3,200 barrels
               Cargo Capacity (tons):   425

QUARTERS:      Certified to Carry:   25 Persons
               State Rooms:   10
               Berths:   25